UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

ULTRA PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	001-33614	N/A
(State or other jurisdiction	(Commission File Number 001-33614)	(I.R.S. Employer
of incorporation)		Identification No.)

400 N. Sam Houston Parkway East, Suite 1200
Houston, Texas  77060
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 876-0120

363 N. Sam Houston Parkway East, Suite 1200
Houston, Texas  77060

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

Ultra Petroleum Corp. (the "Company") filed a Current Report on Form 8-K on May 27, 2011 (the “Original Report”) to report that at its 2011 Annual Meeting of Shareholders held on May 25, 2011, the Company’s shareholders voted, on an advisory (non-binding) basis, for the Company to hold an advisory vote on executive compensation every year.  The Company is filing this amendment to the Original Report to report that, accordingly, the Company will hold an advisory vote on executive compensation every year until the next vote on the frequency of the advisory vote on executive compensation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

October 11, 2011	By:	/s/ Garrett B. Smith
	Name:	Garrett B. Smith
	Title:	Corporate Secretary

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